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                                                            EXHIBIT 10.14
                                                            AMENDED TO CONFORM
                                                            TO RULE 16b-3
                                                            OCTOBER 23, 1996

                            THE DURIRON COMPANY, INC.

                             1989 STOCK OPTION PLAN

SECTION 1.        PURPOSES.

         The purposes of this 1989 Stock Option Plan (the "Plan") are (i) to provide incentives to directors, officers and other key employees of the Company upon whose judgment, initiative and efforts the long-term growth and success of the Company is largely dependent; (ii) to assist the Company in attracting and retaining directors and key employees of proven ability; and (iii) to increase the identity of interests of such directors and key employees with those of the Company's shareholders.

SECTION 2.        DEFINITIONS.

          For purposes of the Plan:

          (a) "Acquisition Transaction" means a transaction of the type described in Section 8(b)(ii).

          (b) "Affiliate" means a person controlling, controlled by or under common control with the Company.

          (c)  "Board of Directors" means the board of directors of the Company.

          (d) "Change in Composition of the Board" means an event of the type described in Section 8(b)(iv).

          (e)  "Change in Control" means a transaction of the type described in
               Section 8(b)(iii).

          (f) "Committee" means the Compensation Committee of the Board of Directors.

          (g)  "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Company" means The Duriron Company, Inc., a New York corporation, and its successors in interest.

          (i) "Current Market Value" means the mean of the representative closing bid and asked quotations in the over-the-counter market on the date the value of a Share is to be determined, as reported by the National Association of Securities Dealers, Inc. through NASDAQ or, if no quotations are reported for such date, the next preceding date for which quotations are reported; or in the event the Shares are listed on any exchange or on the NASDAQ National Market System, the last sale price on such exchange or in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. through NASDAQ on the date the value of a Share is to be

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               determined or, if there are no sales on such date, the next preceding date for which a sale is reported.

          (j)  "Director Option" means the type of stock option described in
               Section 9.

          (k) "Fair Market Value" means the average of the means of the representative closing bid and asked quotations in the over-the-counter market during the period beginning twenty-one days prior to and ending on the date the value of a Share is to be determined, as reported by the National Association of Securities Dealers, Inc. through NASDAQ or, in the event the Shares are listed on any exchange or on the NASDAQ National Market System, the average of the last sale prices of the Shares on such exchange or in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. through NASDAQ during such period.

          (l) "Incentive Stock Option" means an option granted under the Plan which qualifies as an incentive stock option under Section 422A of the Code.

          (m) "Limited Right" means a right granted under Section 8(a) of the Plan.

          (n) "Nonqualified Option" means an option granted and described under the Plan which does not qualify as an Incentive Stock Option under Section 422A of the Code and which is not a Director Option.

          (o) "Qualified Domestic Relations Order" means a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          (p) "Share" or "Shares" means the shares of Common Stock, $1.25 par value, of the Company.

          (q) "Stock Appreciation Right" means a right granted and described under Section 8(d) of the Plan.

          (r) "Subsidiary" means any entity 50% or more of the voting control of which is owned, directly or indirectly, by the Company.

          (s) "Tender Offer" means a tender offer or a request or invitation for tenders or an exchange offer subject to regulation under
               Section 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time.

SECTION 3.        SHARES SUBJECT TO THE PLAN.

          (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 11, the maximum number of Shares that may be issued and/or delivered under the Plan upon the exercise of options is 750,000. Such Shares may be either authorized and unissued or treasury Shares, if any. Any Shares subject to an option, which for any reason has (i) terminated, (ii) expired or (iii) has been canceled prior to being fully exercised or being canceled through payment of either a Limited Right or Stock Appreciation Right, may again be subject to option under the Plan.

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         (b)      Subject to adjustment as provided in Section 11, the maximum number of Limited Rights or Stock Appreciation Rights which may be exercised under the Plan is 750,000. In any case, any Limited Rights or Stock Appreciation Rights granted under the Plan which for any reason (i) terminate, (ii) expire or (iii) have been canceled prior to being fully exercised may again be granted under the Plan, provided that the option to which Limited Rights or Stock Appreciation Rights relate has not been exercised.

         (c) The aggregate maximum number of Limited Rights, Stock Appreciation Rights and options exercised hereunder shall not exceed 750,000.

SECTION 4.        ADMINISTRATION.

         The Plan shall be administered by the Committee which shall be comprised in a manner that satisfies all applicable legal requirements, including satisfying the Non-Employee Director standard set forth in Rule 16b-3, if applicable. In addition, as applicable, the Committee will be constituted in a manner consistent with the "outside director" standard set forth in the regulations under Section 162(m) of the Code.

         The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to Section 9 and other applicable provisions of the Plan, the Committee shall in its sole discretion determine the persons to whom, and the times at which, Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights and Limited Rights shall be granted; the number of Shares to be subject to each option; the option price per Share; and the term of each option. In making such determinations, the Committee may take into consideration each employee's present and/or potential contribution to the success of the Company and its Subsidiaries and any other factors which the Committee may deem relevant and proper. Subject to the provisions of the Plan, the Committee shall also interpret the Plan; prescribed, amend and rescind rules and regulations relating to the Plan; correct defects, supply omissions and reconcile any inconsistencies in the Plan; and make all other determinations necessary or advisable for the administration of the Plan. Such determinations of the Committee shall be conclusive. A majority of the Committee shall constitute a quorum for meetings of the Committee, and the act of a majority of the Committee at a meeting, or an act reduced to or approved in writing by all members of the Committee, shall be the act of the Committee.

SECTION 5.        ELIGIBILITY.

         From time to time during the term of the Plan, the Committee may grant one or more Incentive Stock Options and/or Nonqualified Options to any person who is then an officer or other key employee or director of the Company or a Subsidiary.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.

          (a) WRITTEN AGREEMENT. The terms of each option granted under the Plan shall be set forth in a written agreement, the form of which shall be approved by the Committee.

          (b) TERMS AND CONDITIONS OF GENERAL APPLICATION. The following terms and provisions shall apply to all options granted under the Plan.

               (1) No option may be granted under the Plan at an option price per Share which, when combined with the value of any consideration provided by the holder of

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                    the option, is less than 50% of the Current Market Value of the underlying Shares on the date of grant.

               (2) No option may be exercised more than ten years after the date of grant.

               (3) Except as otherwise provided in the Plan, no option shall be exercisable within one year after the date of grant. At the time an option is granted, the Committee may provide that after such one year period, the option may be exercised with respect to all Shares thereto, or may be exercised with respect to only a specified number of Shares over a specified period or periods.

               (4) An option may be exercised only if the holder thereof has been continuously employed by the Company or a Subsidiary since the date of grant. Whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment shall be determined by the Committee, after consideration of the provisions of
                    Section 1.421-7(h) of the regulations issued under the Code, if appropriate.

               (5) At the time an option is granted, or at such other time as the Committee may determine, the Committee may provide that, if the holder of the option ceases to be employed by the Company or a Subsidiary for any reason (including retirement or disability) other than death, the option will continue to be exercisable by the holder (to the extent it was exercisable on the date the holder ceased to be employed) for such additional period (not to exceed the remaining term of such option) after such termination of employment as the Committee may provide.

               (6) At the time an option is granted, the Committee may provide that, if the holder of the option dies while employed by the Company or a Subsidiary or while entitled to the benefits of any additional exercise period established by the Committee with respect to such option in accordance with Section 6(b)(5), then the option will continue to be exercisable (to the extent it was exercisable on the date of death) by the person or persons (including the holder's estate) to whom the holder's rights with respect to such option shall have passed by will or by the laws of descent and distribution for such additional period after death (not to exceed the remaining term of such option) as the Committee may provide.

               (7) At the time an option is granted, the Committee may provide for any restrictions or limitations on the transferability of the Shares issuable upon the exercise of such options as it may deem appropriate.

     (c) ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The following additional terms and provisions shall apply to Incentive Stock Options granted under the Plan, notwithstanding any provision of
          Section 6(b) to the contrary:

               (1) No Incentive Stock Option may be granted at an option price per Share which is less than the Current Market Value of the Share on the date of grant.

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               (2)  No Incentive Stock Option shall be granted to an officer or other employee who possesses directly or indirectly (within the meaning of Section 424(d) of the Code) at the time of grant more than 10% of the voting power of all classes of Shares of the Company or of any parent corporation or any Subsidiary of the Company unless (i) the option price is at least 110% of the Current Market Value of the Shares subject to the option on the date the option is granted and (ii) the option is not exercisable after the expiration of five years from the date of grant.

               (3) The aggregate Current Market Value (determined as of the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans of the Company and any Subsidiary) shall not exceed $100,000, or such other maximum amount permitted by the Code.

          (d) WAIVER OF TERMS. Subject to the ten-year limitation in Section 6(b)(2), the Committee may waive or modify at any time, either before or after the granting of an option, any condition or restriction with respect to the exercise of such option imposed by or pursuant to this Section 6 in such circumstances as the Committee may, in its discretion, deem appropriate (including, without limitation, in the event the holder retires with the approval of the Company, or in the event of a proposed Acquisition Transaction, a Change in Control, Tender Offer for Shares, or other similar transaction involving the Company).

          (e) ACCELERATION UPON CERTAIN EVENTS. In the event of (i) a Tender Offer (other than an offer by the Company) for Shares, if the offeror acquires Shares pursuant thereto, (ii) an Acquisition Transaction, (iii) a Change in Control or (iv) a Change in Composition of the Board, all outstanding options granted hereunder shall become exercisable in full (whether or not otherwise exercisable), effective on the date of the first purchase of Shares pursuant to the Tender Offer, or the date of shareholder approval of the Acquisition Transaction, or the date of filing of the Schedule 13D reflecting the Change in Control (or, if not made, the date upon which such filing becomes delinquent), or the date of the Change in Composition of the Board, as the case may be (the occurrence of any such event is hereinafter referred to as an "Acceleration").

SECTION 7.        EXERCISE OF OPTIONS.

          (a) NOTICE OF EXERCISE. The holder of an option granted under the Plan may exercise all or part of such option by giving written notice of exercise to the Committee or its designee; provided, however, that an option may not be exercised for a fraction of a Share. No holder of an option nor such holder's legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares covered by such option unless and until certificates for such Shares are issued in accordance with the Plan.

          (b) PAYMENT OF OPTION PRICE. The option price for Shares with respect to which an option is exercised shall be paid in full at the time such notice is given. An option shall be deemed exercised on the date the Company's Chief Financial Officer or its Treasurer receives written notice of exercise, together with full payment for the Shares

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               purchased. The option price shall be paid to the Company either in cash or by delivery of Shares having a Current Market Value equal to the option price (or a combination of cash and Shares such that the sum of the Current Market Value of the Shares plus the cash equals the option price). Additionally, the Company, at its discretion, may accept payment for Nonqualified Options by canceling such partial number of Shares, of the total number of Shares covered under such exercise, as are necessary to deliver upon such exercise a net number of Shares which have a Current Market Value on the date of exercise equal to the excess of the aggregate Current Market Value of all such Shares (prior to such partial cancellation) over the aggregate purchase price for all such Shares (prior to such partial cancellation).

          (c) PAYMENT IN CANCELLATION OF OPTION. The Committee shall have the authority in its sole discretion to authorize the payment to the holder of an option granted under the Plan (with consent of such holder or, in the event of an Acceleration of options, without such consent), in exchange for the cancellation of all or a part of such holder's option, of cash equal to the excess of the aggregate Fair Market Value on the date of such cancellation of the Shares with respect to which the option is being canceled over the aggregate option price of such Shares; provided, however, that if an Acceleration of options granted hereunder has occurred, for purposes of this subparagraph, "Fair Market Value" on the date of such cancellation shall be calculated in the same manner as the "exercise value" of a Limited Right would be calculated under Section 8(c) with respect to such date (whether or not any Limited Rights are actually outstanding). Notwithstanding the foregoing, in the case of a Director Option, such payment in exchange for cancellation of the option shall be made only in the event of an Acceleration of Options.

          (d) SPECIAL PAYMENT PROVISIONS FOR NONQUALIFIED OPTIONS. Upon the exercise of a Nonqualified Option, the Company, at the discretion of the Committee, may pay the exercising party a cash lump sum which is equivalent to the net tax savings to the Company, as determined by the Committee, arising from the tax deduction available to the Company through such exercise, where applicable, under the Code. Additionally, the holder of a Nonqualified Option may elect to have the Company retain from the Shares to be issued upon the exercise of such option Shares having a Fair Market Value on the date of exercise equal to all or any part of the federal, state and local withholding tax payments (whether mandatory or permissive) to be made by the holder with respect to the exercise of the option (up to a maximum amount determined by the holder's top marginal tax rate) in lieu of making such payments in cash.

SECTION 8.        LIMITED RIGHTS AND STOCK APPRECIATION RIGHTS.

          (a) GRANT OF LIMITED RIGHTS. The Committee may grant Limited Rights with respect to any option granted under the Plan either at the time the option is granted or at any time thereafter prior to the exercise, cancellation, termination or expiration of such option. The number of Limited Rights covered by any such grant shall not exceed, but may be less than, the number of Shares covered by the related option. The term of any Limited Right shall be the same as the term of the option to which it relates. The right of a holder to exercise a Limited Right shall be canceled if and to the extent a related option is exercised or canceled, and the right of a holder to exercise an option shall be canceled if and to the extent a related Limited Right is exercised.

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         (b)      EVENTS PERMITTING EXERCISE OF LIMITED RIGHTS. A Limited Right
                  shall be exercisable only if and to the extent that the related option is exercisable; provided, however, that notwithstanding the foregoing, a Limited Right shall not be exercisable unless the Current Market Value of a Share on the date of exercise exceeds the exercise price of a Share subject to the related option. A Limited Right which is otherwise exercisable may be exercised only during the following periods:

                  (i) during a period of 30 days following the date of expiration of a Tender Offer (other than an offer by the Company) for Shares, if the offeror acquires Shares pursuant to such Tender Offer;

                  (ii) during a period of 30 days following the date of approval by the shareholders of the Company of a definitive agreement: (x) for the merger or consolidation of the Company into or with another corporation, if the Company will not be the surviving corporation or will become a subsidiary of another corporation or (y) for the sale of all or substantially all of the assets of the Company (each of the foregoing transactions is hereinafter referred to as an "Acquisition Transaction");

                  (iii) during a period of 30 days following the date upon which the Company is provided a copy of a Schedule 13D (filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) indicating that any "person" or "group" (as such terms are defined in Section 13(d)(3) of such act) has become the holder of 20% or more of the outstanding voting Shares of the Company (the foregoing transaction hereinafter referred to as a "Change of Control"); and

                  (iv) during a period of 30 days following a Change in the Composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (or who were elected, or were nominated for election, by the Company's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two year period) no longer constitute a majority of the Board of Directors (such a change in composition is hereinafter referred to as a "Change in Composition of the Board").

         (c) EXERCISE OF LIMITED RIGHTS. Upon exercise of a Limited Right, the holder thereof shall receive from the Company a cash payment equal to the excess of: (x) the aggregate "exercise value" on the date of exercise (determined as provided below) of that number of Shares as is equal to the number of Limited Rights being exercised over (y) the aggregate exercise price under the related option of that number of Shares as is equal to the number of Limited Rights being exercised. A holder shall exercise a Limited Right by giving written notice of such exercise to the Committee or its designee. A Limited Right shall be deemed exercised on the date the Committee or its designee receives such written notice.

               The "exercise value" of a Limited Right on the date of exercise shall be:

                  (i) in the case of an exercise during a period described in Section 8(b)(i), the highest price per Share paid pursuant to any Tender Offer which is in effect

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                    any time during the 60-day period prior to the date on which the Limited Right is exercised;

              (ii)  in the case of an exercise during a period described in
                    Section 8(b)(ii), the greater of: (x) the highest sale price of a Share during the 30-day period prior to the date of shareholder approval of the Acquisition Transaction, as reported on the NASDAQ System or any subsequent stock exchange ("Successor Exchange") where the Shares are traded in lieu of the NASDAQ System, or (y) the highest fixed or formula per Share price payable pursuant to the Acquisition Transaction (if determinable on the date of exercise);

              (iii) in the case of an exercise during a period described in
                    Section 8(b)(iii), the greater of: (x) the highest sale price of a Share during the 30-day period prior to the date the Company is provided with a copy of the Schedule 13D, as reported on the NASDAQ System or Successor Exchange, or (y) the highest acquisition price of a Share shown on such
                    Schedule 13D; and

              (iv)  in the case of an exercise during a period described in
                    Section 8(b)(iv), the highest sale price of a Share during the 30-day period prior to the date of the Change in Composition of the Board, as reported on the NASDAQ System or Successor Exchange.

                  Notwithstanding the foregoing, in no event shall the exercise value of a Limited Right issued in connection with an Incentive Stock Option exceed the maximum permissible exercise value for such a right under the Code and the regulations and interpretations issued pursuant thereto. Any securities or property which form part or all of the consideration paid for Shares pursuant to a Tender Offer or Acquisition Transaction shall be valued at the higher of (1) the valuation placed on such securities or property by the person making such Tender Offer or the other party to such Acquisition Transaction, or
                  (2) the value placed on such securities or property by the Committee.

          (d) GRANT OF STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights with respect to any option granted under the Plan either at the time the option is granted or at any time thereafter prior to the exercise, cancellation, termination or expiration of such option. The aggregate number of Stock Appreciation Rights covered by any such grant shall not exceed, but may be less than, the number of Shares covered by the related option. The term of any Stock Appreciation Right shall be the same as the term of the option to which it relates. The right of a holder to exercise a Stock Appreciation Right shall be canceled if and to the extent a related option is exercised or canceled, and to the extent a related Limited Right is exercised. In no event shall both a Stock Appreciation Right and Limited Right be both paid in connection with an option to which they both relate. The exercise, cancellation or termination of a Stock Appreciation Right covering any Shares shall automatically terminate the Limited Right corresponding to such Shares with the converse being equally true, and the right of a holder to exercise an option shall be canceled if and to the extent a related Stock Appreciation Right is exercised.

          (e) EVENTS PERMITTING EXERCISE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall be exercisable only if and to the extent that the related option is exercisable; provided, however, that notwithstanding the foregoing, a Stock Appreciation Right

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               shall not be exercisable unless the Current Market Value of a
               Share on the date of exercise exceeds the exercise price of a Share subject to the related option.

          (f) EXERCISE OF STOCK APPRECIATION RIGHTS. Upon exercise of a Stock Appreciation Right, the holder thereof shall receive from the Company a cash payment equal to the excess of (x) the aggregate Current Market Value on the date of exercise of that number of Shares as is equal to the number of Stock Appreciation Rights being exercised over (y) the aggregate exercise price under the related option of that number of Shares as is equal to the number of Stock Appreciation Rights being exercised. A holder shall exercise a Stock Appreciation Right by giving written notice of such exercise to the Committee or its designee. A Stock Appreciation Right shall be deemed exercised on the date the Committee or its designee receives such written notice. If a Stock Appreciation Right and its corresponding option have not be exercised, canceled, terminated or expired on the last day of the term of such Stock Appreciation Right, the holder of such Stock Appreciation Right will automatically receive a cash payment from the Company in an amount, if any, that would be payable if the Stock Appreciation Right is exercised on such date.

               Notwithstanding the foregoing, in no event shall the exercise value of a Stock Appreciation Right issued in connection with an Incentive Stock Option exceed the maximum permissible exercise value for such a right under the Code and the regulations and interpretations issued pursuant thereto.

SECTION 9.        DIRECTOR OPTIONS.

          (a) At least six months prior to the commencement of each calendar year during the term of the Plan, the Committee shall cause each eligible director to be furnished with an appropriate form which enables the director to elect to receive payment in the form of stock options under this plan ("Director Options") of a minimum of 20% and up to a maximum of 100% (in increments of 10%) of the annual retainer fee to be earned by such director for service on the Board of Directors during the following calendar year.

          (b) If an eligible director has elected to receive all or a portion of the annual retainer fee as Director Options as provided in this Section, then, on January 1 of such year in which such fee would otherwise be earned, the Company shall grant to such director a Director Option covering that number of Shares determined by dividing the compensation to be so received by the difference between the Fair Market Value of a Share on such date and $1.25 (rounded to the nearest whole Share).

          (c)  The option price of a Director Option shall be $1.25 per Share.

          (d) All directors of the Company shall be eligible to receive Director Options.

          (e) Subject to the limitations hereinafter set forth, a Director Option granted hereunder shall extend for a term of ten years. A Director Option shall first become exercisable on January 1 of the year immediately following the year of grant; provided; however, that a Director Option shall become exercisable if the holder ceases to be a director. The exercise of Stock Appreciation Rights relating to any Director Option is subject to
               Section 8(e).

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          (f)  All rights of a director in any Director Option shall expire upon the earlier of the end of its normal term or five years after the date of his termination as a director for any reason including the removal, resignation or retirement of the director; provided, however, that in the event of death of the director, the provisions of the following paragraph shall govern. In the event a director ceases to be a director for any reason other than the death of the director or retirement because of disability, all rights exercisable shall expire to the extent that any portion of such Director Option is attributable to a portion of the director's annual retainer which was not earned due to termination.

          (g) Any Director Option granted a director under the Plan and outstanding on the date of his death may be exercised by the personal representative of the director's estate or by the person or persons to whom the Director Option is transferred pursuant to the director's will, in accordance with the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order at any time prior to the specified expiration date of such Director Option or the first anniversary of the director's death, whichever is the first to occur. Upon the occurrence of the earlier event, the Director Option shall then terminate.

          (h) No Director Option shall include related Limited Rights and Stock Appreciation Rights, unless the Company receives a favorable ruling from the Internal Revenue Service or an opinion from tax counsel (satisfactory to the Company) that the inclusion of such Limited Rights or Stock Appreciation Rights with a Director Option shall not cause the recognition of taxable income by the director prior to the exercise of the Director Option, Limited Right, or Stock Appreciation Right. Upon satisfaction of the foregoing condition, Director Options thereafter issued shall include Limited Rights and Stock Appreciation Rights. The number of Limited Rights and Stock Appreciation Rights included in any such Director Option shall equal the number of Shares covered by such option at the time the Limited Rights and Stock Appreciation Rights attach.

          (i) Except as specifically provided in this Section 9, Director Options shall be subject to the terms and conditions of Nonqualified Options (and Limited Rights and Stock Appreciation Rights, if applicable) stated in this Plan.

SECTION 10.       NON-TRANSFERABILITY.

         Options, Stock Appreciation Rights and Limited Rights may not be sold, pledged, assigned, hypothecated, or transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the grantee only by such grantee or by his guardian or legal representative unless approved by the Committee under such terms and conditions as the Committee may then designate. All grants under the Plan, with the exception of Incentive Stock Options, may be transferred pursuant to a Qualified Domestic Relations Order.

SECTION 11.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         In the event of a change in outstanding Shares by reason of a Share dividend, recapitalization, merger, consolidation, split-up, combination or exchange of Shares, extraordinary dividend paid as part of a restructuring plan, or the like, the maximum number of Shares subject to option during the existence of the Plan, the number of Stock Appreciation Rights and Limited Rights

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which may be granted under the Plan, the number of Shares subject to, and the option price of, each outstanding option, the number of Stock Appreciation Rights and Limited Rights outstanding, the Current Market Value of a Share on the date a Stock Appreciation and/or a Limited Right is granted, and the like shall be appropriately adjusted by the Company (disregarding any fractional Shares resulting therefrom), whose determination in each case shall be conclusive.

SECTION 12. CONDITIONS UPON GRANTING AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS AND LIMITED RIGHTS AND ISSUANCE OF SHARES.

         No option, Stock Appreciation Right or Limited Right shall be granted, and no option, Stock Appreciation Right or Limited Right shall be exercised and Shares shall not be issued or delivered upon the exercise of an option unless the grant and exercise thereof, and the issuance and/or delivery of Shares pursuant thereto, or the payment therefore, shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirement of any stock exchange upon which the Shares then may be listed.

SECTION 13.       AMENDMENT AND TERMINATION OF PLAN.

         (a) AMENDMENT. The Committee may from time to time amend the Plan, or any provision thereof, in such respects as the Committee may deem advisable; provided, however, that any such amendment shall be approved by the holders of Shares entitling them to exercise a majority of the voting power of the Company if such approval is required under applicable law; or:

                  (i) if such amendment would increase the aggregate number of Shares which may be issued and/or delivered under the Plan;

                  (ii) if such amendment would modify the requirements as to eligibility for participation in the Plan.

         (b)      TERMINATION. The Committee may at any time terminate the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect any option or Limited Right or Stock Appreciation Right previously granted under the Plan without the consent of the holder thereof.

SECTION 14.       NOTICES.

         Each notice relating to this Plan shall be in writing and delivered in person or by mail to the proper address. Each notice to the Committee shall be delivered or sent to the principal business office of the Company and addressed as follows: "Attention: Compensation Committee." Each notice to the holder of an option or other person or persons then entitled to exercise an option shall be addressed to such person or persons at the holder's address as set forth in the records of the Company. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the party to that effect.

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SECTION 15.       BENEFIT OF PLAN.

         This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All rights and obligations imposed upon the holder of an option and all rights granted to the Company under this Plan shall be binding upon such holder's heirs, legal representatives and successors.

SECTION 16.       PRONOUNS AND PLURALS.

         All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

SECTION 17.       SHAREHOLDER APPROVAL AND TERM OF PLAN.

         The Plan shall become effective upon its approval by the affirmative vote (either in person or by proxy) of the holders of a majority of the Shares at the Company's 1989 Annual Meeting of Shareholders. The Plan shall expire on December 31, 1998, unless sooner terminated in accordance with Section 13.


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